Casey's General Stores, Inc.
2009 Stock Incentive Plan

Contents

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Article 1. Establishment, Purpose, and Duration …………………………….. 1
Article 2. Definitions …………………………………………………………. 1
Article 3. Administration …………………………………………………….. 8
Article 4. Shares Subject to This Plan and Maximum Awards ……….…….. 10
Article 5. Eligibility and Participation ……………………………………… 12
Article 6. Stock Options ……………………………………………….……. 13
Article 7. Restricted Stock and Restricted Stock Units ………………….….. 17
Article 8. Transferability of Awards and Shares ………………….………… 18
Article 9. Performance Measures …………………………………….…..…. 19
Article 10. Nonemployee Director Awards …………………………….…… 21
Article 11. Dividend Equivalents …………………………………………… 21
Article 12. Beneficiary Designation ………………………………………… 22
Article 13. Rights of Participants …………………………………………… 22
Article 14. Change of Control ………………………………………….…… 22
Article 15. Amendment and Termination …………………………………… 25
Article 16. Withholding …………………………………………...………… 26
Article 17. Successors …………………………………………......………… 27
Article 18. General Provisions ………………………………………………. 27

Casey's General Stores, Inc.
2009 Stock Incentive Plan

Article 1.    Establishment, Purpose, and Duration

1.1    Establishment. Casey's General Stores, Inc., an Iowa corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the Casey's General Stores, Inc. 2009 Stock Incentive Plan (hereinafter referred to as the "Plan"), as set forth in this document. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, and Restricted Stock Units. This Plan shall become effective upon shareholder approval (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

1.2    Purpose of This Plan. The purpose of this Plan is to provide a means whereby Employees and Directors of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3    Duration of This Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan's terms and conditions.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1    "Affiliate" shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company) that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2    "Annual Award Limit" or "Annual Award Limits" have the meaning set forth in Section 4.3.

2.3    "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, or Restricted Stock Units, in each case subject to the terms of this Plan.

2.4    "Award Agreement" means either: (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet, or other non-paper Award Agreements, and the use of electronic, Internet, or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.5    "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such terms in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6    "Board" or "Board of Directors" means the Board of Directors of the Company.

2.7    "Cause" means, unless otherwise specified in an Award Agreement or in an applicable employment agreement between the Company and a Participant, with respect to any Participant:

(a)    Willful failure to substantially perform his or her duties as an Employee (for reasons other than physical or mental illness) or Director after reasonable notice to the Participant of that failure;

(b)    Misconduct that materially injures the Company or any Subsidiary or Affiliate;

(c)    Conviction of, or entering into a plea of nolo contendere to, a felony; or

(d)    Breach of any written covenant or agreement with the Company or any Subsidiary or Affiliate.

2.8    "Change of Control" means any of the following events:

(a)    The acquisition by any Person of Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the "Outstanding Company Voting Securities"). Notwithstanding the immediately preceding sentence, the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who on the Effective-Date is the Beneficial Owner of twenty percent (20%) or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, including without limitation, a public offering of securities, (iii) any acquisition by the Company; (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate or Subsidiary; and (v) any acquisition by a corporation or other entity that is directly or indirectly owned by the shareholders of the Company in substantially the same proportion as their ownership of Shares of the Company;

(b)    Individuals who constitute the Board as of the Effective Date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of the Directors of the Company or other actual or threatened solicitation of proxies of consents by or on behalf of a Person other than the Board;

(c)    Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case unless, following such Business Combination all or substantially all of the individuals and entities who were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent ([50]%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from the Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Successor Entity") in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Voting Securities; or

(d)    Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

2.9    "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.10    "Committee" means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.11    "Company" means Casey's General Stores, Inc., an Iowa corporation, and any successor thereto as provided in Article 17 herein.

2.12    "Covered Employee" means any Employee who is or may become a "Covered Employee," as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of: (a) ninety (90) days after the beginning of the Performance Period, or (b) twenty-five percent (25%) of the Performance Period has elapsed, as a "Covered Employee" under this Plan for such applicable Performance Period.

2.13    "Director" means any individual who is a member of the Board of Directors of the Company.

2.14    "Effective Date" has the meaning set forth in Section 1.1.

2.15    "Employee" means any individual performing services for the Company, an Affiliate, or a Subsidiary and designated as an employee of the Company, an Affiliate, or a Subsidiary on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, or Subsidiary during such period. An individual shall not cease to be an Employee in the case of: (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, any Affiliates, or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. Neither service as a Director nor payment of a Director's fee by the Company shall be sufficient to constitute "employment" by the Company.

2.16    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.17    "Extraordinary Items" means (a) extraordinary, unusual, and/or nonrecurring items of gain or loss; (b) gains or losses on the disposition of a business; (c) changes in tax or accounting regulations or laws; or (d) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company's annual report.

2.18    "Fair Market Value" or "FMV" means:

(a)    A price of a Share that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on any established stock exchange or national market system including without limitation the New York Stock Exchange and the Nasdaq Global Select Market on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the closing price of a Share on the most recent date on which Shares were publicly traded.

(b)    If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the mean between the high bid and low asked prices for a Share on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

(c)    In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the price of a Share as determined by the Committee in such manner as it deems appropriate.

2.19    "Full-Value Award" means an Award other than in the form of an ISO or NQSO, and which is settled by the issuance of Shares.

2.20    "Grant Date" means the date an Award is granted to a Participant pursuant to the Plan.

2.21    "Incentive Stock Option" or "ISO" means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option that is intended to meet the requirements of Code Section 422 or any successor provision.

2.22    "Insider" shall mean an individual who is, on the relevant date, an executive officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.23    "Nonemployee Director" means a Director who is not an Employee.

2.24    "Nonemployee Director Award" means any NQSO or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.25    "Nonqualified Stock Option" or "NQSO" means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.26    "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.27    "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.28    "Participant" means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.29    "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.30    "Performance Measures" mean measures as described in Article 9 on which the performance goals are based and which are approved by the Company's shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.31    "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.32    "Period of Restriction" means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 7.

2.33    "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

2.34    "Plan" means the Casey's General Stores, Inc. 2009 Stock Incentive Plan.

2.35    "Plan Year" means the Company's fiscal year which begins May 1 and ends April 30.

2.36    "Prior Plans" mean the Casey's General Stores, Inc. 2000 Stock Option Plan and the Casey's General Stores, Inc. Non-Employee Directors' Stock Option Plan.

2.37    "Restricted Stock" means an Award granted to a Participant pursuant to Article 7.

2.38    "Restricted Stock Unit" means an Award granted to a Participant pursuant to Article 7, except no Shares are actually awarded to the Participant on the Grant Date.

2.39    "Share" means a share of common stock of the Company, no par value per share.

2.40    "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

Article 3.    Administration

3.1    General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2    Authority of the Committee. Subject to any express limitations set forth in the Plan, the Committee shall have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of the Plan including, but not limited to, the following:

(a)    To determine from time to time which of the persons eligible under the Plan shall be granted Awards, when and how each Award shall be granted, what type or combination of types of Awards shall be granted, the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award, and the number of Shares subject to an Award;

(b)    To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission, or inconsistency in the Plan or in an Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

(c)    To approve forms of Award Agreements for use under the Plan;

(d)    To determine Fair Market Value of a Share in accordance with Section 2.18 of the Plan;

(e)    To amend the Plan or any Award Agreement as provided in the Plan;

(f)    To authorize any person to execute on behalf of the Company any instrument required to effect the grant of a stock award previously granted by the Board;

(g)    To determine whether Awards will be settled in Shares of common stock, cash, or in any combination thereof;

(h)    To determine whether Awards will be adjusted for dividend equivalents, with "Dividend Equivalents" meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant;

(i)    To establish a program whereby Participants designated by the Committee may reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(j)    To authorize a program permitting eligible Participants to surrender outstanding Awards in exchange for newly granted Awards;

(k)    To impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares, including, without limitation: (i) restrictions under an insider trading policy and (ii) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(l)    To provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash, or a combination thereof, the amount of which is determined by reference to the value of Shares.

Article 4.    Shares Subject to This Plan and Maximum Awards

4.1    Number of Shares Authorized and Available for Awards. The number of Shares authorized and available for Awards under the Plan shall be determined in accordance with the following provisions:

(a)    Subject to adjustment as provided in Section 4.4 of the Plan, the maximum number of Shares available for issuance under the Plan, including with respect to ISOs, shall be 5,000,000. In connection with approving this Plan, and contingent upon receipt of shareholder approval of this Plan, the Board of Directors has approved a resolution to cancel any Shares remaining available for issuance under the Prior Plans that are not subject to outstanding Awards as of the Effective Date.

(b)    Solely for the purpose of applying the limitation set forth in Section 4.1(a):

(i)    each Option granted under this Plan shall reduce the number of Shares available for grant by one Share for every one Share granted; and

(ii)    each Full Value Award granted under this Plan shall reduce the number of Shares available for grant by two Shares for every one Share granted.

4.2    Share Usage. Shares covered by an Award shall be counted as used only to the extent they are actually issued. Any Shares related to Awards under this Plan or under Prior Plans that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of the Shares, or are settled in cash in lieu of Shares, or are exchanged with the Committee's permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such shares were: (i) Shares that were subject to an Option and were not issued upon the net settlement or net exercise of such Option; (ii) Shares delivered to or withheld by the Company to pay the exercise price of an Option or the withholding taxes related to any Award, or (iii) Shares repurchased on the open market with the proceeds of an Option exercise. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

4.3    Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an "Annual Award Limit" and, collectively, "Annual Award Limits"), as adjusted pursuant to Sections 4.4 and 15, shall apply to grants of such Awards under this Plan:

(a)    Options: The maximum aggregate number of Shares subject to Options granted to any one Participant in any one Plan Year shall be 200,000.

(b)    Restricted Stock and Restricted Stock Units: The maximum aggregate number of Shares subject to Restricted Stock and Restricted Stock Units granted to any one Participant in any one Plan Year shall be 100,000.

4.4    Adjustments in Authorized Shares. Adjustment in authorized Shares available for issuance under the Plan or under an outstanding Award and adjustments in Annual Award Limits shall be subject to the following provisions:

(a)    In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in-kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants' rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards, provided that the Committee, in its sole discretion, shall determine the methodology or manner of making such substitution or adjustment.

(b)    The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods.

(c)    The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

(d)    Subject to the provisions of Article 15 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.

Article 5.    Eligibility and Participation

5.1    Eligibility. Individuals eligible to participate in this Plan include all Employees and Directors.

5.2    Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law and the amount of each Award.

Article 6. Stock Options

6.1    Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion.

6.2    Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

6.3    Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of a Share as of the Option's Grant Date.

6.4    Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5    Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6    Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any exercised

Option shall be payable to the Company in accordance with one of the following methods:

(a)    In cash or its equivalent;

(b)    By tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price;

(c)    By a cashless (broker-assisted) exercise;

(d)    By any combination of (a), (b), and (c); or

(e)    Any other method approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant's request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s). Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or Shares, as applicable.

6.7    Termination of Employment. Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or provision of services to the Company or any Affiliate or Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.8    Special Rules Regarding ISOs. Notwithstanding any provision of the Plan to the contrary, an ISO granted to a Participant shall be subject to the following rules:

(a)     Special ISO Definitions.

(i)    "Parent Corporation" shall mean as of any applicable date a corporation in respect of the Company that is a parent corporation within the meaning of Code Section 424(e).

(ii)    "ISO Subsidiary" shall mean as of any applicable date any corporation in respect of the Company that is a subsidiary corporation within the meaning of Code Section 424(f).

(iii)    A "10% Owner" is an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Parent Corporation or any ISO Subsidiary.

(b)    Eligible Employees. ISOs may be granted solely to eligible Employees of the Company, Parent Corporation, or ISO Subsidiary (as permitted under Code Sections 422 and 424).

(c)    Specified as an ISO. The Award Agreement evidencing the grant of an ISO shall specify that such grant is intended to be an ISO.

(d)    Option Price. The Option Price of an ISO granted under the Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must at least equal one hundred percent (100%) of the Fair Market Value of a Share as of the ISO's Grant Date (in the case of 10% owners, the Option Price may not be not less than 110% of such Fair Market Value).

(e)    Right to Exercise. Any ISO granted to a Participant under the Plan shall be exercisable during his or her lifetime solely by such Participant.

(f)    Exercise Period. The period during which a Participant may exercise an ISO shall not exceed ten (10) years (five (5) years in the case of a Participant who is a 10% owner) from the date on which the ISO was granted.

(g)    Termination of Employment. In the event a Participant terminates employment due to death or disability, as defined under Code Section 22(e)(3), the Participant (or his beneficiary, in the case of death) shall have the right to exercise the Participant's ISO Award during the period specified in the applicable Award Agreement solely to the extent the Participant had the right to exercise the ISO on the date of his death or disability, as applicable; provided, however that such period may not exceed one (1) year from the date of such termination of employment or, if shorter, the remaining term of the ISO. In the event a Participant terminates employment for reasons other than death or disability, as defined under Code Section 22(e)(3), the Participant shall have the right to exercise the Participant's ISO Award during the period specified in the applicable Award Agreement solely to the extent the Participant had the right to exercise the ISO on the date of such termination of employment; provided, however that such period may not exceed three (3) months from the date of such termination of employment or, if shorter, the remaining term of the ISO.

(h)    Dollar Limitation. To the extent that the aggregate Fair Market Value of: (i) the Shares with respect to which Options designated as Incentive Stock Options plus (ii) the Shares of common stock of the Company, Parent Corporation, and any Subsidiary with respect to which other Incentive Stock Options are exercisable for the first time by a holder of an ISO during any calendar year under all plans of the Company and any Affiliate and Subsidiary exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Nonqualified Stock Options. For purposes of the preceding sentence, Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option or other Incentive Stock Option is granted.

(i)    Duration of Plan. No Incentive Stock Option may be granted more than ten (10) years after the earlier of: (i) adoption of this Plan by the Board, or (ii) the Effective Date.

(j)    Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO, such Participant shall notify the Company of such disposition within thirty (30) days thereof. The Company shall use such information to determine whether a disqualifying disposition as described in Code Section 421(b) has occurred.

(k)    Transferability. Notwithstanding any provision herein to the contrary, no ISO granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided, however, at the discretion of the Committee, an ISO may be transferred to a grantor trust under which the Participant making the transfer is the sole beneficiary.

Article 7.    Restricted Stock and Restricted Stock Units

7.1    Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the Grant Date.

7.2    Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock, or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

7.3    Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units. To the extent deemed appropriate by the Committee, the Company may retain the certificates representing

Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse. Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.

7.4    Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion: The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Casey's General Stores, Inc. 2009 Stock Incentive Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Casey's General Stores, Inc.

7.5    Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant's Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

7.6    Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant's employment with or provision of services to the Company or any Affiliate or Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 8.    Transferability of Awards and Shares

8.1    Transferability of Awards. Except as provided in Section 8.2, during a Participant's lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relation order entered into by a court of competent jurisdiction; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation of this Section 8.1 shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant's death may be provided.

8.2    Committee Action. Except as provided in Section 6.8(k), the Committee may, in its discretion, determine that notwithstanding Section 8.1, any or all Awards shall be transferable to and exercisable by such transferees, and be subject to such terms and conditions as the Committee may deem appropriate; provided, however, no Award may be transferred for value without shareholder approval.

8.3    Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired by a Participant under the Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed or traded, or under any blue sky or state securities laws applicable to such Shares.

Article 9.    Performance Measures

9.1    Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)    Earnings per share;

(b)    Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(c)     Net earnings or net income (before or after taxes);

(d)    Net sales or revenue growth;

(e)    Net operating profit;

(f)    Earnings before or after taxes, interest, depreciation, and/or amortization;

(g)    Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(h)    Share price (including, but not limited to, growth measures and total shareholder return);

(i)    Expense targets;

(j)    Cost reduction or savings;

(k)    Performance against operating budget goals;

(l)    Economic value added or EVA (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and

(m)    Margins.

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate, or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of similar companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (h) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 9.

9.2    Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) Extraordinary Items, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

9.3    Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

9.4    Committee Discretion. In the event that applicable tax or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 9.1.

Article 10.    Nonemployee Director Awards

10.1    Awards to Nonemployee Directors. The Board or Committee shall determine and approve all Awards to Nonemployee Directors. The terms and conditions of any grant of any Award to a Nonemployee Director shall be set forth in an Award Agreement.

10.2    Awards in Lieu of Fees; Deferral of Award Payment. The Board or Committee may permit a Nonemployee Director the opportunity to: (a) receive an Award in lieu of payment of all or a portion of future director fees (including but not limited to cash retainer fees and meeting fees) or other types Awards pursuant to such terms and conditions as the Board or Committee may prescribe and set forth in an applicable subplan or Award Agreement or (b) defer the grant or payment of an Award pursuant to such terms and conditions as the Board or Committee may prescribe and set forth in any applicable subplan or Award Agreement.

Article 11.    Dividend Equivalents

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, the Committee may not grant dividend equivalents based on the dividends declared on Shares that are subject to an Option or ISO Award.

Article 12.    Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant's death shall be paid to or exercised by the Participant's executor, administrator, or legal representative.

Article 13.    Rights of Participants

13.1    Employment. Nothing in this Plan or an Award Agreement shall: (a) interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate any Participant's employment or service on the Board or to the Company at any time or for any reason not prohibited by law, or (b) confer upon any Participant any right to continue his employment or service as a Director for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate or Subsidiary and, accordingly, subject to Articles 3 and 15, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

13.2    Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

13.3    Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 14.    Change of Control

14.1    Change of Control of the Company. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 14 shall apply in the event of a Change of Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement.

(a)    Outstanding Options Exchanged for Replacement Awards. Upon a Change of Control, if an Award meeting the requirements of Section 14.2 (a "Replacement Award") is provided to a Participant to replace the Participant's then-outstanding Stock Options (the "Replaced Award"), then the Replaced Award shall be deemed cancelled and shall have no further force or effect and the Company shall have no further obligation with respect to the Replaced Award.

(b)    Outstanding Options Not Exchanged for Replacement Awards. Upon a Change of Control, to the extent a Participant's then-outstanding Stock Options are not exchanged for Replacement Awards as provided for in paragraph (a) above, then such Stock Options shall immediately become fully vested and exercisable.

(c)    Service-Based Outstanding Awards Other Than Stock Options. Upon a Change of Control, all then-outstanding Awards, other than Stock Options, that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by a Participant to the Company, Subsidiary, or Affiliate shall vest in full and be free of restrictions related to the vesting or transferability of such Awards.

(d)    Other Awards. Upon a Change of Control, the treatment of then-outstanding Awards not subject to subparagraphs (a), (b), or (c) above shall be determined by the terms and conditions set forth in the applicable Award Agreement.

(e)    Committee Discretion Regarding Treatment of Awards Not Exchanged for Replacement Awards. Except to the extent that a Replacement Award is provided to the Participant, the Committee may, in its sole discretion, (i) determine that any or all outstanding Awards granted under the Plan, whether or not exercisable, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share of common stock subject to such Awards a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a Share of common stock in connection with such transaction and the purchase price per share, if any, under the Award multiplied by the number of Shares of common stock subject to such Award, provided that if such product is zero (0) or less or to the extent that the Award is not then exercisable, the Awards will be canceled and terminated without payment therefore; or (ii) provide that the period to exercise Options granted under the Plan shall be extended (but not beyond the expiration date of such Option.

14.2    Replacement Awards. An Award shall qualify as a Replacement Award if: (a) it has a value at least equal to the value of the Replaced Award as determined by the Committee in its sole discretion; (b) it relates to publicly traded equity securities of the Company or its successor in the Change of Control or another entity that is affiliated with the Company or its successor following the Change of Control; and (c) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 14.2 are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.

14.3    Termination of Employment. Upon a termination of employment of a Participant occurring in connection with or during the period of two (2) years after such Change of Control, other than for Cause: (a) all Replacement Awards held by the Participant shall become fully vested and (if applicable) exercisable and free of restrictions, and (b) all Stock Options held by the Participant immediately before the termination of employment or termination of directorship that the Participant held as of the date of the Change of Control or that constitute Replacement Awards shall remain exercisable for not less than one (1) year following such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided that if the applicable Award Agreement provides for a longer period of exercisability, that provision shall control.

Article 15.    Amendment and Termination

15.1    Amendment and Termination of the Plan and Award Agreements.

(a)    Subject to subparagraphs (b) and (c) of this Section 15.1 and Section 15.3 of the Plan, the Board may at any time terminate the Plan or an outstanding Award Agreement and the Committee may, at any time and from time to time, amend the Plan or an outstanding Award Agreement.

(b)    Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of an outstanding Award may not be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, other Awards, or Options with an exercise price that is less than the exercise price of the original Options without shareholder approval.

(c)    Notwithstanding the foregoing, no amendment of this Plan shall be made without shareholder approval if shareholder approval is required pursuant to rules promulgated by any stock exchange or quotation system on which Shares are listed or quoted or by applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

15.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to Section 9.3, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan. By accepting an Award under this Plan, a Participant agrees to any adjustment to the Award made pursuant to this Section 15.2 without further consideration or action.

15.3    Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, other than Sections 15.2,15.4, or 18.13, no termination or amendment of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

15.4    Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 15.4 to any Award granted under the Plan without further consideration or action.

Article 16.    Withholding

16.1    Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

16.2    Share Withholding. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or any other taxable event arising as a result of an Award granted hereunder (collectively and individually referred to as a "Share Payment"), Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold from a Share Payment the number of Shares having a Fair Market Value on the date the withholding is to be determined equal to the minimum statutory withholding requirement but in no event shall such withholding exceed the minimum statutory withholding requirement. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 17.    Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 18.    General Provisions

18.1    Forfeiture Events.

(a)    The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, termination of the Participant's provision of services to the Company, Affiliate, or Subsidiary, violation of material Company, Affiliate, or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, any Affiliate, or Subsidiary.

(b)    If any of the Company's financial statements are required to be restated resulting from errors, omissions, or fraud, the Committee may (in its sole discretion, but acting in good faith) direct that the Company recover all or a portion of any Award granted or paid to a Participant with respect to any fiscal year of the Company the financial results of which are negatively affected by such restatement. The amount to be recovered from the Participant shall be the amount by which the Award exceeded the amount that would have been payable to the Participant had the financial statements been initially filed as restated, or any greater or lesser amount (including, but not limited to, the entire Award) that the Committee shall determine. In no event shall the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law (including but not limited to amounts that are required to be recovered or forfeited under Section 304 of the Sarbanes-Oxley Act of 2002). The Committee shall determine whether the Company shall effect any such recovery: (i) by seeking repayment from the Participant, (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program, or arrangement maintained by the Company, an Affiliate, or any Subsidiary, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the Company's otherwise applicable compensation practices, or (iv) by any combination of the foregoing.

18.2    Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

18.3    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

18.4    Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

18.5    Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

18.6    Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)    Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)    Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

18.7    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.8    Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

18.9    Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

18.10    Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Subsidiaries, or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Affiliate or Subsidiary under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or the Subsidiary or Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, or the Subsidiary or Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

18.11    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

18.12    Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any Subsidiary's or Affiliate's retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant's benefit.

18.13    Deferred Compensation.

(a)    The Committee may grant Awards under the Plan that provide for the deferral of compensation within the meaning of Code Section 409A. It is intended that such Awards comply with the requirements Section 409A so that amounts deferred thereunder are not includible in income and are not subject to an additional tax of twenty percent (20%) at the time the deferred amounts are no longer subject to a substantial risk of forfeiture.

(b)    Notwithstanding any provision of the Plan or Award Agreement to the contrary, if one or more of the payments or benefits to be received by a Participant pursuant to an Award would constitute deferred compensation subject to Code Section 409A and would cause the Participant to incur any penalty tax or interest under Code Section 409A or any regulations or Treasury guidance promulgated thereunder, the Committee may reform the Plan and Award Agreement to comply with the requirements of Code Section 409A and to the extent practicable maintain the original intent of the Plan and Award Agreement. By accepting an Award under this Plan, a Participant agrees to any amendments to the Award made pursuant to this Section 18.13(b) without further consideration or action.

18.14    Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

18.15    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company's or a Subsidiary's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

18.16    Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Iowa, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Iowa to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

18.17    Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including without limitation, prospectuses required by the SEC) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements), and (b) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed to the Committee.

18.18    No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of the Plan to the contrary, the Company, its Affiliates and Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the "Tax Laws") of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties and interest under the Tax Laws.

18.19    Indemnification. Subject to requirements of Iowa law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

STOCK OPTION GRANT

THIS STOCK OPTION GRANT, effective as of the 23rd day of June, 2011 (the "Date of Grant"), is delivered by Casey's General Stores, Inc., an Iowa corporation, on behalf of itself and its subsidiaries (together, the "Company") to _______________ (the "Employee"), who is an employee of the Company.

WHEREAS, the Board of Directors of the Company on June 10, 2009, adopted, with subsequent approval by the shareholders on September 18, 2009, the 2009 Stock Incentive Plan of Casey's General Stores, Inc. (the "Plan"); and

WHEREAS, the Plan provides for, among other things, the granting of incentive stock options by the Compensation Committee of the Board of Directors (the "Committee") to directors, officers and key employees of the Company (excluding members of the Board who are not full-time salaried officers or employees) to purchase, or to exercise certain rights with respect to, shares of Common Stock of the Company (the "Common Stock"), in accordance with the terms and conditions thereof; and

WHEREAS, the Committee considers the Employee to be a person who is eligible for a grant of incentive stock options under the Plan, and has determined that it would be in the best interests of the Company to grant the incentive stock options documented herein.

NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties as follows:

1.    Grant of Option. Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Committee, hereby grants to the Employee, as of the Date of Grant, an option to purchase up to _____________________________________ (____________) shares of Common Stock at a price of $44.39 per share (the "Option"), which the parties agree was the fair market value thereof on the Date of Grant. The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended.

2.    Exercise of Option. Notwithstanding anything in the Plan to the contrary, the Option may be exercised by Employee at any time, and from time to time, on and after June 23, 2014, in whole or in part, until the termination thereof as provided in paragraph 4 hereof; provided, however, that the aggregate fair market value (determined as of the Date of Grant) of the Common Stock for which the Option is exercisable for the first time by Employee during any calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

3.    Change of Control. In the event of a Change in Control of the Company (as defined in the Plan) prior to the exercise of the Option granted hereunder, but after the Employee

1

has completed one year of continuous employment subsequent to the Date of Grant, the Option shall immediately become exercisable notwithstanding any provisions of paragraph 2 above to the contrary.

4.    Method of Exercise. The Option shall be exercised by written notice directed to the Secretary of the Company, acting on behalf of the Committee, stating the number of shares with respect to which the Option is being exercised and the expected date of purchase, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon. Shares of Common Stock purchased under the Option shall be paid for in full at the time of purchase. Such payment shall be made in cash, and no shares shall be issued or delivered until full payment therefor has been made. Upon receipt of such payment, the Company shall make immediate delivery of such shares; provided that if any law or regulation requires the Company to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

5.    Termination of Option. Except as herein otherwise stated, the Option to the extent not heretofore exercised shall terminate upon the first to occur of the following dates:

(a)    The expiration of three (3) months after the date on which Employee's employment by the Company is terminated (except if such termination be by reason of death or for deliberate, willful or gross misconduct);

(b)    In the event of Employee's death while in the employ of the Company, the legal representatives or beneficiaries of Employee may exercise, within twelve (12) months following the date of Employee's death, the Option as to those shares of Common Stock subject to the Option at the time of Employee's death, unless the Committee shall determine in a specific case that particular limitations under the Plan shall not apply;
(c)    If Employee's employment is terminated for deliberate, willful or gross misconduct, as determined by the Committee, all rights under this Option shall expire upon receipt by Employee of the notice of such termination; or

(d)    June 23, 2021 (being the expiration of ten (10) years from the Date of Grant).

6.    Adjustment of Option. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Committee shall make such adjustment as it deems to be equitable in the number and kind of shares of Common Stock subject to the Option or in the Option price; provided, however, that no such adjustment shall give the Employee any additional benefits under the Option.

7.    No Rights of Shareholders. Neither the Employee nor any personal representative shall be, or shall have any of the rights or privileges of, a shareholder of the Company with

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respect to any shares of Common Stock purchasable or issuable upon the exercise of the Option, in whole or in part, until the shares of Common Stock are issued by the Company.

8.    Non-Transferability of Option. During the Employee's lifetime, the Option may be exercised only by the Employee or any guardian or legal representative of the Employee, and the Option shall not be transferable, except for exercise by the Employee's legal representatives or beneficiaries as provided in the Plan, nor shall the Option be subject to attachment, execution or other similar process. In the event of (i) any attempt by the Employee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (ii) the levy of any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Employee and it shall thereupon become null and void.

9.    Employment Not Affected. The granting of the Option or its exercise shall not be construed as granting to the Employee any right with respect to continuation of employment by the Company. Except as may otherwise be limited by a written agreement between the Company and the Employee, the right of the Company to terminate at will the Employee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company, as the employer of the Employee, and acknowledged by the Employee.

10.    Notice. Any notice to the Company provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at One Convenience Boulevard, Ankeny, Iowa 50021, and any notice to the Employee shall be addressed to the Employee at the current address shown on the payroll records of the Company. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage pre-paid, or delivered in person.

11.    Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. In the event there is any conflict between the Plan and this instrument, the terms of the Plan shall control. The Committee shall interpret and construe the Plan and this instrument, and its interpretation and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder with respect to any issue arising hereunder or thereunder.

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IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Stock Option Grant, and the Employee has placed his or her signature hereon, effective as of the Date of Grant.

CASEY'S GENERAL STORES, INC.

By:    _______________________________
Robert J. Myers,
Chief Executive Officer

ATTEST:

By:    _______________________________
Brian J. Johnson, Vice President –
Finance and Corporate Secretary

ACCEPTED AND AGREED TO:

EMPLOYEE

By:    _______________________
(Signature)

_______________________
(Print Name Here)

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RESTRICTED STOCK AGREEMENT
(Officers and Other Employees)

This Restricted Stock Agreement (the "Agreement") is made and entered into on ________________ (the "Grant Date"), pursuant to the Casey’s General Stores, Inc. 2009 Stock Incentive Plan (the "Plan"). The Committee administering the Plan has selected the party specified on the execution page hereof (the "Participant") to receive the following award (the "Award") of Restricted Stock (as defined in the Plan), which represents the right to receive on the settlement date described in Section 1 ("Settlement Date") the indicated number of shares of the Common Stock, no par value ("Stock") of Casey’s General Stores, Inc., an Iowa corporation (the "Company"), on the terms and conditions set forth below to which Participant accepts and agrees:

1.Award Granted.

Grant Date:                ________________

Number of shares of Stock:        ________________ (_____)

Settlement Date:	________________

2.Grant of Units. On the Grant Date, the Participant shall acquire, subject to the provisions of this Agreement, the number of shares of Stock as specified in Section 1 above. This Award shall be governed by the terms of the Plan, which are incorporated herein by this reference. The Participant acknowledges having received and read a copy of the Plan. Capitalized terms not otherwise defined by this Agreement will have the meanings assigned to the Plan.

3.No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the shares of Stock, the consideration for which shall be past services actually rendered and/or future services to be rendered to the Company or for its benefit.

4.Reserved.

5.Settlement of the Award.

a.    Issuance of Shares of Stock. The Company shall issue the above number of shares of Stock to the Participant on the Settlement Date. Shares of Stock shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 5. c., Section 6 or the Company’s Insider Trading Policy. For purposes of this Section, "Insider Trading Policy" means the written policy of the Company pertaining to the sale, transfer or other disposition of the Company’s equity securities by members of the Board, officers or other employees who may possess

1

material, non-public information regarding the Company, as in effect at the time of a disposition of any Shares.
b.    Certificate Registration. A certificate for the shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant designated in writing by the Participant on forms approved by the Company for that purpose.

c.    Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.

d.    Restriction on Transfer of Shares. In addition, subject to Article 8 of the Plan, shares of Stock issued upon settlement of the Award on the Settlement Date shall not be sold or transferable by the Participant before ________________.

6.Tax Matters.

a.    Tax Withholding in General. At the time this Agreement is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from any payroll and other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Award or the issuance of shares of Stock in settlement thereof. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Company have been satisfied by the Participant.

b.    Assignment of Sale Proceeds; Payment of Tax Withholding by Check. Subject to compliance with applicable law and the Company’s Insider Trading Policy, the Participant shall satisfy the Company’s tax withholding obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement. Notwithstanding the foregoing, the Participant may elect to pay by check the amount of the Company’s tax withholding obligations arising on any Settlement Date by delivering written notice of such election to the Company on a form specified by the Company for this purpose at least thirty (30) days (or such other period established by the Company) prior to such Settlement Date. By making such election, the Participant agrees to deliver a check for the full amount of the required tax withholding to the Company on or before the third business day following the Settlement Date. If the Participant elects to pay the required tax withholding by check but fails to make such payment as required by

2

the preceding sentence, the Company is hereby authorized at its discretion, to satisfy the tax withholding obligations through any other means authorized by this Section 6, including by effecting a sale of some or all of the shares being acquired upon settlement, withholding from payroll and any other amounts payable to the Participant, or by withholding shares in accordance with Section 6.c.

c.    Withholding in Shares. The Company may, in its discretion, permit or require the Participant to satisfy all or any portion of the Company’s tax withholding obligations by deducting from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a Fair Market Value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.

7.Reserved.

8.Reserved.

9.Rights as a Stockholder. The Participant shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the Settlement Date. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 8.

10.Legends. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of Stock issued pursuant to this Agreement.

11.Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by the Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature to the Notice or at such other address as such party may designate in writing from time to time to the other party.

12.Miscellaneous Provisions.

a.    Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that (i) no such termination or amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation, and (ii) no such amendment may alter or accelerate the time or form of distributions in violation of Section 409A of the

3

Code, if applicable, including, without limitation, any amendment that would violate the provisions of Section 409A of the Code requiring that any amendment to extend the issuance of any shares of Stock after the Settlement Date may not take effect until at least twelve (12) months after the date on which the new election is made, and, if the new election relates to a payment for a reason other than the death or disability of the Participant, the new election must provide for the deferral of issuance of such shares of Stock for a period of at least five (5) years from the Settlement Date such issuance of shares of Stock would otherwise have been made. No amendment or addition to this Agreement shall be effective unless in writing.

b.    Nontransferability of the Award. Prior the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Stock subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

c.    Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

d.    Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

e.    Integrated Agreement. This Agreement and the Plan, together with any service or other agreement between the Participant and the Company referring to the Award, shall constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Company with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of this Agreement shall survive any settlement of the Award and shall remain in full force and effect.

f.    Severability. Should any term, covenant, provision, paragraph or condition of this Agreement be held invalid or illegal, such invalidity or illegality shall not invalidate the whole Agreement, but it shall be construed as if not containing the invalid or illegal part or parts and the rights and obligations of the parties shall be construed and enforced accordingly.

4

g.    Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa.

5

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, in the case of the Company by its duly authorized officer, as of the date and year written above.

CASEY’S GENERAL STORES, INC.,
an Iowa Corporation

By:    ____________________________
Robert J. Myers
President and Chief Executive Officer

Address:    One Convenience Blvd.
Ankeny, Iowa 50021

PARTICIPANT

Signature:        _____________________________

Print Name:        ____________________________

Address:        _____________________________

_____________________________

6

RESTRICTED STOCK UNITS AGREEMENT
(Officers and Other Employees)

This Restricted Stock Units Agreement (the "Agreement") is made and entered into on _____________ (the "Grant Date"), pursuant to the Casey’s General Stores, Inc. 2009 Stock Incentive Plan (the "Plan"). The Committee administering the Plan has selected the party specified on the execution page hereof (the "Participant") to receive the following award (the "Award") of Restricted Stock Units, each of which represents the right to receive on the applicable settlement date described in Section 1 (each a "Settlement Date") one (1) share of the Common Stock, no par value ("Stock") of Casey’s General Stores, Inc., an Iowa corporation (the "Company"), on the terms and conditions set forth below to which Participant accepts and agrees:

13.Award Granted.

Name:

Grant Date:

Number of Restricted Stock Units:

Vesting Date/Settlement Date:	For each Restricted Stock Unit, the date on which such unit becomes a Vested Unit in accordance with Section 4 or Section 7 below.

14.Grant of Units. On the Grant Date, the Participant shall acquire, subject to the provisions of this Agreement, the number of Restricted Stock Units as specified in Section 1 above (the "Units"). Each Unit represents a right to receive on a date determined in accordance with this Agreement one (1) share of Stock. This Award shall be governed by the terms of the Plan, which are incorporated herein by this reference. The Participant acknowledges having received and read a copy of the Plan. Capitalized terms not otherwise defined by this Agreement will have the meanings assigned to the Plan.

15.No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which shall be past services actually rendered and/or future services to be rendered to the Company or for its benefit.

16.Vesting of Units. Subject to Participant’s continued employment through the Vesting Date, the Units will vest and become "Vested Units" as of ____________.

Despite any other provisions of this Agreement, if the Participant's employment terminates because of the death or disability of the Participant, the Units that otherwise would

1

not be vested as of the date of termination shall vest and become Vested Units as of that date. In addition, if the Participant’s employment terminates as a result of normal retirement after reaching at least age 62, one-half of the Units that otherwise would not be vested as of the date of termination shall vest and become Vested Units as of the retirement date.

17.Settlement of the Award.

a.    Issuance of Shares of Stock. The Company shall issue to the Participant on the Settlement Date (that is, the date on which the Units shall vest and become Vested Units) with respect to each Vested Unit to be settled on such date one (1) share of Stock. Shares of Stock issued in settlement of Units shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 5. c., Section 6 or the Company’s Insider Trading Policy. For purposes of this Section, "Insider Trading Policy" means the written policy of the Company pertaining to the sale, transfer or other disposition of the Company’s equity securities by members of the Board, officers or other employees who may possess material, non-public information regarding the Company, as in effect at the time of a disposition of any Shares.

b.    Certificate Registration. A certificate for the shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant designated in writing by the Participant on forms approved by the Company for that purpose.

c.    Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.

18.Tax Matters.

a.    Tax Withholding in General. At the time this Agreement is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from any payroll and other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Award or the issuance of shares of Stock in settlement thereof. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Company have been satisfied by the Participant.

b.    Assignment of Sale Proceeds; Payment of Tax Withholding by Check. Subject to compliance with applicable law and the Company’s Insider Trading Policy, the Participant shall satisfy the Company’s tax withholding obligations in accordance with

2

procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement of Units. Notwithstanding the foregoing, the Participant may elect to pay by check the amount of the Company’s tax withholding obligations arising on any Settlement Date by delivering written notice of such election to the Company on a form specified by the Company for this purpose at least thirty (30) days (or such other period established by the Company) prior to such Settlement Date. By making such election, the Participant agrees to deliver a check for the full amount of the required tax withholding to the Company on or before the third business day following the Settlement Date. If the Participant elects to pay the required tax withholding by check but fails to make such payment as required by the preceding sentence, the Company is hereby authorized at its discretion, to satisfy the tax withholding obligations through any other means authorized by this Section 6, including by effecting a sale of some or all of the shares being acquired upon settlement of Units, withholding from payroll and any other amounts payable to the Participant, or by withholding shares in accordance with Section 6.c.

c.    Withholding in Shares. The Company may, in its discretion, permit or require the Participant to satisfy all or any portion of the Company’s tax withholding obligations by deducting from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a Fair Market Value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.

19.Effect of Change in Control on Award. In the event of a Change in Control, the Units that otherwise would not be vested shall vest and become Vested Units immediately prior to (but conditioned upon the consummation of) the Change in Control, as described in Article 14 of the Plan.

20.Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the fair market value of shares of Stock, appropriate adjustments shall be made in the number of Units subject to the Award and/or the number and kind of shares to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Committee, and its determination shall be final, binding and conclusive.

3

21.Rights as a Stockholder. The Participant shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the Settlement Date. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 8.
22.Legends. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of Stock issued pursuant to this Agreement.

23.Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by the Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature to the Notice or at such other address as such party may designate in writing from time to time to the other party.

24.Miscellaneous Provisions.

a.    Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that (i) no such termination or amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation, and (ii) no such amendment may alter or accelerate the time or form of distributions in violation of Section 409A of the Code, if applicable, including, without limitation, any amendment that would violate the provisions of Section 409A of the Code requiring that any amendment to extend the issuance of any shares of Stock after the Settlement Date may not take effect until at least twelve (12) months after the date on which the new election is made, and, if the new election relates to a payment for a reason other than the death or disability of the Participant, the new election must provide for the deferral of issuance of such shares of Stock for a period of at least five (5) years from the Settlement Date such issuance of shares of Stock would otherwise have been made. No amendment or addition to this Agreement shall be effective unless in writing.
b.    Nontransferability of the Award. Prior the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

4

c.    Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

d.    Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

e.    Integrated Agreement. This Agreement and the Plan, together with any service or other agreement between the Participant and the Company referring to the Award, shall constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Company with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of this Agreement shall survive any settlement of the Award and shall remain in full force and effect.

f.    Severability. Should any term, covenant, provision, paragraph or condition of this Agreement be held invalid or illegal, such invalidity or illegality shall not invalidate the whole Agreement, but it shall be construed as if not containing the invalid or illegal part or parts and the rights and obligations of the parties shall be construed and enforced accordingly.

g.    Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa.

5

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, in the case of the Company by its duly authorized officer, as of the date and year written above.

CASEY’S GENERAL STORES, INC.,
an Iowa Corporation

By:    ____________________________
Terry W. Handley
President and Chief Executive Officer

Address:    One SE Convenience Blvd.
Ankeny, Iowa 50021

PARTICIPANT

Signature:        _____________________________

Print Name:        ____________________________

Address:        _____________________________

_____________________________

6

RESTRICTED STOCK UNITS AGREEMENT
(Non-Officer Employees)

This Restricted Stock Units Agreement (the "Agreement") is made and entered into on ____________________ (the "Grant Date"), pursuant to the Casey’s General Stores, Inc. 2009 Stock Incentive Plan (the "Plan"). The Committee administering the Plan has selected the party specified on the execution page hereof (the "Participant") to receive the award described on the summary award page to which this Agreement is attached (the "Award") of Restricted Stock Units, each of which represents the right to receive on the applicable settlement date described on the summary award page (each a "Settlement Date") one (1) share of the Common Stock, no par value ("Stock") of Casey’s General Stores, Inc., an Iowa corporation (the "Company"), on the terms and conditions set forth below to which Participant accepts and agrees:

1.Grant of Units. On the Grant Date, the Participant shall acquire, subject to the provisions of this Agreement, the number of Restricted Stock Units as specified on the summary award page above (the "Units"). Each Unit represents a right to receive on a date determined in accordance with this Agreement one (1) share of Stock. This Award shall be governed by the terms of the Plan, which are incorporated herein by this reference. The Participant acknowledges having received and read a copy of the Plan. Capitalized terms not otherwise defined by this Agreement will have the meanings assigned to the Plan.

2.No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which shall be past services actually rendered and/or future services to be rendered to the Company or for its benefit.

3.Vesting of Units. Subject to Participant’s continued employment through the Vest Date described on the summary award page (except as described herein), the Units will vest and become "Vested Units" as of the date set forth on the summary award page.

Despite any other provisions of this Agreement, if the Participant’s employment terminates because of the death or disability of the Participant, the Units that otherwise would not be vested as of the date of termination shall vest and become Vested Units as of that date. Notwithstanding the Vesting Requirements set forth above, if the Participant’s employment terminates by reason of retirement and (i) the sum of the Participant’s age and full years of service with the Company on the retirement date is 75 years or higher, or (ii) the Participant is at least 55 years of age with 10 full years of service as of the retirement date, the Units that otherwise would not be vested as of the date of termination shall not be forfeited and shall be payable on the Vest Date, as applicable, as described above.

4.Settlement of the Award.

a.    Issuance of Shares of Stock. The Company shall issue to the Participant on the applicable Settlement Date with respect to each Vested Unit to be settled on such date one (1) share of Stock. Shares of Stock issued in settlement of Units shall not be

1

subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 5. c., Section 6 or the Company’s Insider Trading Policy. For purposes of this Section, "Insider Trading Policy" means the written policy of the Company pertaining to the sale, transfer or other disposition of the Company’s equity securities by members of the Board, officers or other employees who may possess material, non-public information regarding the Company, as in effect at the time of a disposition of any Shares.

b.    Certificate Registration. A certificate for the shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant designated in writing by the Participant on forms approved by the Company for that purpose.

c.    Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.

5.Tax Matters.

a.    Tax Withholding in General. At the time this Agreement is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from any payroll and other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Award or the issuance of shares of Stock in settlement thereof. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Company have been satisfied by the Participant.

b.    Assignment of Sale Proceeds; Payment of Tax Withholding by Check. Subject to compliance with applicable law and the Company’s Insider Trading Policy, the Participant shall satisfy the Company’s tax withholding obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement of Units. Notwithstanding the foregoing, the Participant may elect to pay by check the amount of the Company’s tax withholding obligations arising on any Settlement Date by delivering written notice of such election to the Company on a form specified by the Company for this purpose at least thirty (30) days (or such other period established by the Company) prior to such Settlement Date. By making such election, the

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Participant agrees to deliver a check for the full amount of the required tax withholding to the Company on or before the third business day following the Settlement Date. If the

Participant elects to pay the required tax withholding by check but fails to make such payment as required by the preceding sentence, the Company is hereby authorized at its discretion, to satisfy the tax withholding obligations through any other means authorized by this Section 5, including by effecting a sale of some or all of the shares being acquired upon settlement of Units, withholding from payroll and any other amounts payable to the Participant, or by withholding shares in accordance with Section 5.c.

c.    Withholding in Shares. The Company may, in its discretion, permit or require the Participant to satisfy all or any portion of the Company’s tax withholding obligations by deducting from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a Fair Market Value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.

6.Effect of Change in Control on Award. In the event of a Change in Control, the Units that otherwise would not be vested shall vest and become Vested Units immediately prior to (but conditioned upon the consummation of) the Change in Control, as described in the summary award page.

7.Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the fair market value of shares of Stock, appropriate adjustments shall be made in the number of Units subject to the Award and/or the number and kind of shares to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Committee, and its determination shall be final, binding and conclusive.

8.Rights as a Stockholder. The Participant shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the Settlement Date. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 8.

9.Legends. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of Stock issued pursuant to this Agreement.

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10.Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by the Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature to the Notice or at such other address as such party may designate in writing from time to time to the other party.

11.Miscellaneous Provisions.

a.    Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that (i) no such termination or amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation, and (ii) no such amendment may alter or accelerate the time or form of distributions in violation of Section 409A of the Code, if applicable, including, without limitation, any amendment that would violate the provisions of Section 409A of the Code requiring that any amendment to extend the issuance of any shares of Stock after the Settlement Date may not take effect until at least twelve (12) months after the date on which the new election is made, and, if the new election relates to a payment for a reason other than the death or disability of the Participant, the new election must provide for the deferral of issuance of such shares of Stock for a period of at least five (5) years from the Settlement Date such issuance of shares of Stock would otherwise have been made. No amendment or addition to this Agreement shall be effective unless in writing.

b.    Nontransferability of the Award. Prior the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

c.    Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

d.    Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

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e.    Integrated Agreement. This Agreement and the Plan, together with any service or other agreement between the Participant and the Company referring to the

Award, shall constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Company with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of this Agreement shall survive any settlement of the Award and shall remain in full force and effect.

f.    Severability. Should any term, covenant, provision, paragraph or condition of this Agreement be held invalid or illegal, such invalidity or illegality shall not invalidate the whole Agreement, but it shall be construed as if not containing the invalid or illegal part or parts and the rights and obligations of the parties shall be construed and enforced accordingly.

g.    Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa.

CASEY’S GENERAL STORES, INC.,
an Iowa Corporation

By:    ____________________________
Terry W. Handley
President and Chief Executive Officer

Address:        One SE Convenience Blvd.
Ankeny, Iowa 50021

PARTICIPANT

Signature:      _____________________________

Print Name:       _____________________________

Address:           _____________________________

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RESTRICTED STOCK UNITS AGREEMENT
(LTI Awards to Officers)

This Restricted Stock Units Agreement (the "Agreement") is made and entered into on
    , 20     (the "Grant Date"), pursuant to the Casey’s General Stores, Inc. 2009 Stock Incentive Plan (the "Plan"). The Committee administering the Plan has selected the party specified on the execution page hereof (the "Participant") to receive the award described on the summary award page to which this Agreement is attached (the "Award") of Restricted Stock Units, each of which represents the right to receive on the applicable settlement date described on the summary award page (each a "Settlement Date") one (1) share of the Common Stock, no par value ("Stock") of Casey’s General Stores, Inc., an Iowa corporation (the "Company"), on the terms and conditions set forth below to which Participant accepts and agrees:

1.Grant of Units. On the Grant Date, the Participant shall acquire, subject to the provisions of this Agreement, the number of Restricted Stock Units as specified on the summary award page (the "Units"). Each Unit represents a right to receive on a date determined in accordance with this Agreement one (1) share of Stock. This Award shall be governed by the terms of the Plan, which are incorporated herein by this reference. The Participant acknowledges having received and read a copy of the Plan. Capitalized terms not otherwise defined by this Agreement will have the meanings assigned to the Plan.

2.No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which shall be past services actually rendered and/or future services to be rendered to the Company or for its benefit.

3.Vesting of Units. Subject to Participant’s continued employment through the Vest Date and other conditions described on the summary award page (except as described under the heading “Special provisions regarding vesting of awards”), the Units will vest and become "Vested Units" as of the date set forth on the summary award page.

4.Settlement of the Award.

a.    Issuance of Shares of Stock. The Company shall issue to the Participant on the applicable Settlement Date with respect to each Vested Unit to be settled on such date one (1) share of Stock. Shares of Stock issued in settlement of Units shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 5. c., Section 6 or the Company’s Insider Trading Policy. For purposes of this Section, "Insider Trading Policy" means the written policy of the Company pertaining to the sale, transfer or other disposition of the Company’s equity securities by members of the Board, officers or other employees who may possess material, non-public information regarding the Company, as in effect at the time of a disposition of any Shares.

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b.    Certificate Registration. A certificate for the shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant designated in writing by the Participant on forms approved by the Company for that purpose.

c.    Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.

5.Tax Matters.

a.    Tax Withholding in General. At the time this Agreement is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from any payroll and other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Award or the issuance of shares of Stock in settlement thereof. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Company have been satisfied by the Participant.

b.    Assignment of Sale Proceeds; Payment of Tax Withholding by Check. Subject to compliance with applicable law and the Company’s Insider Trading Policy, the Participant shall satisfy the Company’s tax withholding obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement of Units. Notwithstanding the foregoing, the Participant may elect to pay by check the amount of the Company’s tax withholding obligations arising on any Settlement Date by delivering written notice of such election to the Company on a form specified by the Company for this purpose at least thirty (30) days (or such other period established by the Company) prior to such Settlement Date. By making such election, the Participant agrees to deliver a check for the full amount of the required tax withholding to the Company on or before the third business day following the Settlement Date. If the Participant elects to pay the required tax withholding by check but fails to make such payment as required by the preceding sentence, the Company is hereby authorized at its discretion, to satisfy the tax withholding obligations through any other means authorized by this Section 5, including by effecting a sale of some or all of the shares being acquired upon settlement of Units, withholding from payroll and any other amounts payable to the Participant, or by withholding shares in accordance with Section 5.c.

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c.    Withholding in Shares. The Company may, in its discretion, permit or require the Participant to satisfy all or any portion of the Company’s tax withholding obligations by deducting from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a Fair Market Value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.

6.Effect of Change in Control on Award. In the event of a Change in Control, the Units that otherwise would not be vested shall vest and become Vested Units immediately prior to (but conditioned upon the consummation of) the Change in Control, as described in the summary award page.

7.Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the fair market value of shares of Stock, appropriate adjustments shall be made in the number of Units subject to the Award and/or the number and kind of shares to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Committee, and its determination shall be final, binding and conclusive.

8.Rights as a Stockholder. The Participant shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the Settlement Date. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 8.

9.Legends. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of Stock issued pursuant to this Agreement.

10.Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by the Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the

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address shown below that party’s signature to the Notice or at such other address as such party may designate in writing from time to time to the other party.

11.Miscellaneous Provisions.

a.    Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that (i) no such termination or amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation, and (ii) no such amendment may alter or accelerate the time or form of distributions in violation of Section 409A of the Code, if applicable, including, without limitation, any amendment that would violate the provisions of Section 409A of the Code requiring that any amendment to extend the issuance of any shares of Stock after the Settlement Date may not take effect until at least twelve (12) months after the date on which the new election is made, and, if the new election relates to a payment for a reason other than the death or disability of the Participant, the new election must provide for the deferral of issuance of such shares of Stock for a period of at least five (5) years from the Settlement Date such issuance of shares of Stock would otherwise have been made. No amendment or addition to this Agreement shall be effective unless in writing.

b.    Nontransferability of the Award. Prior the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

c.    Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

d.    Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

e.    Integrated Agreement. This Agreement, the Plan and the summary award page(s), together with any service or other agreement between the Participant and the Company referring to the Award, shall constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Company with

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respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of this Agreement shall survive any settlement of the Award and shall remain in full force and effect.

f.    Severability. Should any term, covenant, provision, paragraph or condition of this Agreement be held invalid or illegal, such invalidity or illegality shall not invalidate the whole Agreement, but it shall be construed as if not containing the invalid or illegal part or parts and the rights and obligations of the parties shall be construed and enforced accordingly.

g.    Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa.

CASEY’S GENERAL STORES, INC.,
an Iowa Corporation

By:    ____________________________
Terry W. Handley
President and Chief Executive Officer

Address:        One SE Convenience Blvd.
Ankeny, Iowa 50021

PARTICIPANT

Signature:      _____________________________

Print Name:       _____________________________

Address:           _____________________________

_____________________________

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CASEY'S GENERAL STORES
FISCAL ___ LTI AWARD SUMMARY

Note: All capitalized terms used in this Award Summary and not otherwise defined herein shall have the meanings set forth in the Award Agreement to which it is attached, or in the 2009 Stock Incentive Plan, as applicable.

ITEM	DESCRIPTION

Award	Participant: _________

□ Grant Date: _________

□ Vest Date: June 15, _________

□ Performance Period: The Company’s fiscal years ___ through fiscal _________ (_________ through _________)

□ Target number of Restricted Stock Units awarded:

• Time-based RSUs: ______ (“Time Based Units”) • ROIC performance-based RSUs: ______ (“ROIC Units”) • TSR performance-based RSUs: ______ (“TSR Units”)

Vesting Requirements
□   Subject to Participant's continued employment through the Vest Date, all three award types shall vest on _________. All awards shall be forfeited if the Participant's employment with the Company terminates prior to the Vest Date, except as provided below under the heading "Special provisions regarding vesting of awards."

Time-Based Unit	□ The Settlement Date of the Time-Based Units shall be the business day following the Vest Date.

ROIC Units
□   The award of the ROIC Units will be based on the Company’s three-year average return on invested capital (“ROIC”), using the average of the ROIC results for each of fiscal years ______, ______, and ______ (the Performance Period).

□   In its evaluation of ROIC performance for any year during the Performance Period, the Committee may determine to include or exclude the effects of any of the events described in Section 9.2 of the Plan, in its sole and absolute discretion.

□ The threshold, target, and maximum number of ROIC Units that may be awarded are as follows:

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		Threshold ROIC*	Target ROIC*	Maximum ROIC*
		________	________	________

	ROIC Units Awarded	50% of Target _________ shs	100% of Target _________ shs	200% of Target _________ shs

*Three year average, based on actual ROIC during Performance Period

□ For performance between threshold and target, and between target and maximum, the number of ROIC Units awarded will be determined by interpolation to the nearest whole percentage of target.

□ The Settlement Date of the ROIC Units shall be the business day following the Vest Date.

Calculation of ROIC
□   ROIC for each fiscal year shall be calculated as operating income after depreciation and tax, divided by average invested capital for that fiscal year. All of the following ROIC inputs come directly from the audited financial statements. “Operating income” equals gross profit less operating expenses. “Depreciation” equals depreciation and amortization. “Tax” equals operating income less depreciation multiplied by the effective tax rate where “effective tax rate” equals federal and state income taxes divided by income before income taxes. “Average invested capital” equals the summation of notes payable to bank, current maturities of long-term debt, long-term debt, net of current maturities, and total shareholders’ equity for the current fiscal year and the previous fiscal year divided by two.

TSR Units
□   The award of TSR Units will be based on the Company’s total shareholder return (“TSR”) during the Performance Period, compared, according to percentile rank, to the TSRs of a defined group of 29 peer companies (“Peer Companies”) during the same period.

□ In its evaluation of TSR performance, the Committee may elect to include or exclude the effects of any of the events described in Section 9.2 of the Plan, in its sole and absolute discretion.

□ The target number of TSR Units that may be awarded to the Participant is _________. The actual number of TSR Units that will be awarded based on the percentile rank performance goals are as follows:

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•    Below 25th percentile (threshold): 0
•    25th percentile (50% of target units): _________
•    50th percentile (target) (100% of target units): _______
•    80th percentile or higher (maximum) (200% of target units): _________

□ For performance between threshold and target, and between target and maximum, the number of TSR Units will be determined by interpolation to the nearest whole percentage of target.

□ Cap: If the Company’s TSR is negative, then the payout, regardless of percentile rank, is capped at 100% of target.

□ Floor: If the Company’s TSR is 50% or higher, then the payout floor is 100% of target.

□ The Settlement Date of the TSR Units shall be the business day following the Vest Date.

Calculation of TSR
□   “Total Shareholder Return (TSR)” shall mean the change in the value, expressed as a percentage of a given dollar amount invested in a company’s most widely publicly traded stock over the Performance Period, taking into account both stock price appreciation (or depreciation) and the reinvestment of dividends (including the cash value of non-cash dividends) in additional stock of the company.

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Peer Companies
•   Alon USA Energy, Inc.
• Big Lots, Inc.
• Brinker International, Inc.
• Core-Mark Holding Company, Inc.
• Cracker Barrel Old Country Store, Inc.
• CST Brands, Inc.
• Delek US Holdings, Inc.
• Dollar General Corporation
• Dollar Tree, Inc.
• Domino’s Pizza, Inc.
• Ingles Markets, Incorporated
• Murphy USA Inc.
• O'Reilly Automotive, Inc.
• Papa John’s International, Inc.
• Pinnacle foods Inc.
• Smart & Final Stores, Inc.
• SpartanNash Company
• Sprouts Farmers Market, Inc.
• Sunoco LP
• SUPERVALU Inc.
• The Andersons, Inc.
• The Kroger Co.
• Tractor Supply Company
• TravelCenters of America LLC
• United Natural Foods, Inc.
• Weis Markets, Inc.
• Western Refining, Inc.
• Whole Foods Market, Inc.
• Yum! Brands, Inc.

□ In general, Peer Companies that are no longer publicly traded as of the end of the Performance Period shall be excluded from the determination of the Company's percentile rank.

□ Peer Companies that are no longer publicly traded as of the end of the Performance Period due to filing for bankruptcy prior to the end of the Performance Period shall be assigned a TSR–100% for the TSR.

□ In the case of a merger or acquisition involving two Peer Companies during the Performance Period, the acquiring or merged company, as the case may be, shall be removed from the list of Peer Companies, and the acquirer or successor company, as the case may be, shall remain on the list of Peer Companies.

□ In the case of a spinoff involving a Peer Company during the Performance Period, such company shall remain on the list of Peer Companies, provided that it remains an appropriate peer, as determined by the Committee.

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□ Any new company formed as a result of the spinoff shall not be added to the list of Peer Companies.

Beginning price for TSR
□   For purposes of calculating TSR, the beginning price shall be equal to the 20 trading-day average closing price for the publicly traded stock of the Company and each Peer Company immediately prior to, but not including the first day of, the Performance Period.

Ending price for TSR
□   For purposes of calculating TSR, the ending price shall be equal to the 20 trading-day average closing price for the publicly traded stock of the Company and each Peer Company ending with the last day of the Performance Period.

Calculation of percentile rank	□ After the end of the Performance Period, the Peer Companies, excluding the Company, will be ranked highest to lowest according to TSR, and a percentile rank will be calculated for each company.

□ If the Company’s TSR is equal to or exceeds the highest TSR within the Peer Companies, then the Company's percentile is the 100th.

□ If the Company’s TSR is equal to or below the lowest TSR within the Peer Companies, then the Company's percentile is zero.

□ Otherwise, the Company's percentile rank will be determined based on interpolation by reference to the two Peer Companies whose TSRs are immediately above and below the Company's TSR.

Certification of actual ROIC and TSR performance
□ During the period between May 1, ___ and June 15, ___, the
      Compensation Committee shall determine and certify the
      Company’s actual performance in relation to the aforementioned ROIC and TSR metrics and the extent to which units are awarded.

No rights to dividend payments
□   The Participant shall have no rights to dividends paid to
      shareholders, or other rights as a shareholder, with respect to any shares that may be issued in settlement of this award until the Settlement Date.

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Special provisions regarding vesting of awards
□   Retirement
      Notwithstanding the “Vesting Requirements” set forth above, if the Participant's employment terminates by reason of retirement and (i) the sum of the Participant's age and full years of service with the Company on the retirement date is 75 years or higher, or (ii) the Participant is at least 55 years of age with 10 full years of service as of the retirement date, the Units that otherwise would not be vested as of the date of termination shall not be forfeited and shall be payable on the Vest Date, as applicable, as described above.

□ Death or Disability
      Notwithstanding the “Vesting Requirements” set forth above, if the Participant's employment terminates because of the death or disability of the Participant, the Units that otherwise would not be vested as of the date of such termination shall become vested as of such date and be payable at the target level at the vest date as described above, pro-rated for the portion of the period completed.

□ Change in Control
Notwithstanding the “Vesting Requirements” set forth above, in the event of a Change in Control, the Units that otherwise would not be vested as of the date of the Change in Control shall vest as of such date and be payable as soon as practicable thereafter, subject to a determination of ROIC and TSR, through the date of the Change in Control, as determined by the Committee in its sole and absolute discretion.

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STOCK AWARD AGREEMENT
(Non-Employee Director)

This Stock Award Agreement (the "Agreement") is made and entered into on _______________ (the "Grant Date"), pursuant to the Casey's General Stores, Inc. 2009 Stock Incentive Plan (the "Plan"). The Committee administering the Plan has selected the party specified on the execution page hereof (the "Participant") to receive the following award (the "Award"), which represents the right to receive on the settlement date described in Section 1 ("Settlement Date") the indicated number of shares of the Common Stock, no par value ("Stock") of Casey's General Stores, Inc., an Iowa corporation (the "Company"), on the terms and conditions set forth below to which Participant accepts and agrees:

1.Award Granted.

Grant Date:                ___________________

Number of shares of Stock:        ___________________

Settlement Date:	___________________

2.Grant of Stock. On the Grant Date, the Participant shall acquire, subject to the provisions of this Agreement, the number of shares of Stock as specified in Section 1 above. This Award shall be governed by the terms of the Plan, which are incorporated herein by this reference. The Participant acknowledges having received and read a copy of the Plan. Capitalized terms not otherwise defined by this Agreement will have the meanings assigned to the Plan.

3.No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the shares of Stock, the consideration for which shall be past services actually rendered and/or future services to be rendered to the Company or for its benefit.

4.Reserved.

5.Settlement of the Award.

a.    Issuance of Shares of Stock. The Company shall issue the above number of shares of Stock to the Participant on the Settlement Date. Shares of Stock shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 5.c., Section 6 or the Company's Insider Trading Policy. For purposes of this Section, "Insider Trading Policy" means the written policy of the Company pertaining to the sale, transfer or other disposition of the Company's equity securities by members of the Board, officers or other employees who may possess material, non-public information regarding the Company, as in effect at the time of a disposition of any Shares.

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b.    Certificate Registration. A certificate for the shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant designated in writing by the Participant on forms approved by the Company for that purpose.

c.    Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.

d.    Reserved.

6.    Tax Matters. The Participant agrees to make adequate provision for and to timely pay any sums required to satisfy the federal, state, local and foreign tax obligations which arise in connection with the Award or the issuance of shares of Stock in settlement thereof, and agrees to indemnify and hold the Company harmless therefrom.

7.    Reserved.

8.    Reserved.

9.    Reserved.

10.    Legends. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of Stock issued pursuant to this Agreement.

11.    Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by the Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature to the Notice or at such other address as such party may designate in writing from time to time to the other party.

12.    Miscellaneous Provisions.

a.    Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that (i) no such termination or

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amendment may adversely affect the Participant's rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation, and (ii) no such amendment may alter or accelerate the time or form of distributions in violation of Section 409A of the Code, if applicable, including, without limitation, any amendment that would violate the provisions of Section 409A of the Code requiring that any amendment to extend the issuance of any shares of Stock after the Settlement Date may not take effect until at least twelve (12) months after the date on which the new election is made, and, if the new election relates to a payment for a reason other than the death or disability of the Participant, the new election must provide for the deferral of issuance of such shares of Stock for a period of at least five (5) years from the Settlement Date such issuance of shares of Stock would otherwise have been made. No amendment or addition to this Agreement shall be effective unless in writing.

b.    Nontransferability of the Award. Prior the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Stock subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative.

c.    Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

d.    Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant's heirs, executors, administrators, successors and assigns.

e.    Integrated Agreement. This Agreement and the Plan, together with any service or other agreement between the Participant and the Company referring to the Award, shall constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Company with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of this Agreement shall survive any settlement of the Award and shall remain in full force and effect.

f.    Severability. Should any term, covenant, provision, paragraph or condition of this Agreement be held invalid or illegal, such invalidity or illegality shall not invalidate the whole Agreement, but it shall be construed as if not containing the

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invalid or illegal part or parts and the rights and obligations of the parties shall be construed and enforced accordingly.

g.    Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, in the case of the Company by its duly authorized officer, as of the date and year written above.

CASEY'S GENERAL STORES, INC.,
an Iowa Corporation

By:    ____________________________
Terry W. Handley
President and Chief Executive Officer

Address:    One S.E. Convenience Blvd.
Ankeny, Iowa 50021

PARTICIPANT

Signature:        _____________________________

Print Name:        ____________________________

Address:        _____________________________

_____________________________

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RESTRICTED STOCK UNITS AGREEMENT
(Non-Employee Director)

This Restricted Stock Units Agreement (the “Agreement”) is made and entered into on ________________ (the “Grant Date”), pursuant to the Casey’s General Stores, Inc. 2009 Stock Incentive Plan (the “Plan”). The Committee administering the Plan has selected the party specified on the execution page hereof (the “Participant”) to receive the following award (the “Award”) of Restricted Stock Units, each of which represents the right to receive on the applicable settlement date described in Section 1 (each a “Settlement Date”) one (1) share of the Common Stock, no par value (“Stock”) of Casey’s General Stores, Inc., an Iowa corporation (the “Company”), on the terms and conditions set forth below to which Participant accepts and agrees:

1.Award Granted.

Grant Date:                ________________

Number of Restricted Stock Units:    ________________

Vesting Date/Settlement Date:	For each Restricted Stock Unit, the date on which such unit becomes a Vested Unit in accordance with Section 4 or Section 7, below.

2.Grant of Units. On the Grant Date, the Participant shall acquire, subject to the provisions of this Agreement, the number of Restricted Stock Units as specified in Section 1 above (the “Units”). Each Unit represents a right to receive on a date determined in accordance with this Agreement one (1) share of Stock. This Award shall be governed by the terms of the Plan, which are incorporated herein by this reference. The Participant acknowledges having received and read a copy of the Plan. Capitalized terms not otherwise defined by this Agreement will have the meanings assigned to the Plan.

3.No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which shall be past services actually rendered and/or future services to be rendered to the Company or for its benefit.

4.Vesting of Units. Subject to Participant’s continued services to the Company through the Vesting Date, the Units will vest and become “Vested Units” as of ________________. Despite any other provisions of this Agreement, if the Participant’s services to the Company terminate because of the death or disability of the Participant, the Units that otherwise would not be vested as of the date of termination shall vest and become Vested Units as of that date.

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5.Settlement of the Award.

a.    Issuance of Shares of Stock. The Company shall issue to the Participant on the Settlement Date (that is, the date on which the Units shall vest and become Vested Units) with respect to each Vested Unit to be settled on such date one (1) share of Stock. Shares of Stock issued in settlement of Units shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 5.c., Section 6 or the Company’s Insider Trading Policy. For purposes of this Section, “Insider Trading Policy” means the written policy of the Company pertaining to the sale, transfer or other disposition of the Company’s equity securities by members of the Board, officers or other employees who may possess material, non-public information regarding the Company, as in effect at the time of a disposition of any Stock.

b.    Certificate Registration. A certificate for the shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant designated in writing by the Participant on forms approved by the Company for that purpose.

c.    Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.

6.Tax Matters.

a.    Tax Withholding in General. At the time this Agreement is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from any amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Award or the issuance of shares of Stock in settlement thereof. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Company have been satisfied by the Participant.

b.    Assignment of Sale Proceeds; Payment of Tax Withholding by Check. Subject to compliance with applicable law and the Company’s Insider Trading Policy, the Participant shall satisfy the Company’s tax withholding obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement of Units. Notwithstanding the foregoing, the Participant may elect to pay by check the amount of the

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Company’s tax withholding obligations arising on any Settlement Date by delivering written notice of such election to the Company on a form specified by the Company for this purpose at least thirty (30) days (or such other period established by the Company) prior to such Settlement Date. By making such election, the Participant agrees to deliver a check for the full amount of the required tax withholding to the Company on or before the third business day following the Settlement Date. If the Participant elects to pay the required tax withholding by check but fails to make such payment as required by the preceding sentence, the Company is hereby authorized at its discretion, to satisfy the tax withholding obligations through any other means authorized by this Section 6, including by effecting a sale of some or all of the shares being acquired upon settlement of Units, withholding from payroll and any other amounts payable to the Participant, or by withholding shares in accordance with Section 6.c.

c.    Withholding in Shares. The Company may, in its discretion, permit or require the Participant to satisfy all or any portion of the Company’s tax withholding obligations by deducting from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a Fair Market Value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.

7.Effect of Change in Control on Award. In the event of a Change in Control, the Units that otherwise would not be vested shall vest and become Vested Units immediately prior to (but conditioned upon the consummation of) the Change in Control, as described in Article 14 of the Plan.

8.Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the fair market value of shares of Stock, appropriate adjustments shall be made in the number of Units subject to the Award and/or the number and kind of shares to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Committee, and its determination shall be final, binding and conclusive.

9.Rights as a Stockholder. The Participant shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the Settlement Date. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 8.

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10.Legends. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of Stock issued pursuant to this Agreement.

11.Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by the Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature to the Notice or at such other address as such party may designate in writing from time to time to the other party.

12.Miscellaneous Provisions.

a.    Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that (i) no such termination or amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation, and (ii) no such amendment may alter or accelerate the time or form of distributions in violation of Section 409A of the Code, if applicable, including, without limitation, any amendment that would violate the provisions of Section 409A of the Code requiring that any amendment to extend the issuance of any shares of Stock after the Settlement Date may not take effect until at least twelve (12) months after the date on which the new election is made, and, if the new election relates to a payment for a reason other than the death or disability of the Participant, the new election must provide for the deferral of issuance of such shares of Stock for a period of at least five (5) years from the Settlement Date such issuance of shares of Stock would otherwise have been made. No amendment or addition to this Agreement shall be effective unless in writing.

b.    Non-Transferability of the Award. Prior the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

c.    Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

d.    Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be

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binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

e.    Integrated Agreement. This Agreement and the Plan, together with any service or other agreement between the Participant and the Company referring to the Award, shall constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Company with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of this Agreement shall survive any settlement of the Award and shall remain in full force and effect.

f.    Severability. Should any term, covenant, provision, paragraph or condition of this Agreement be held invalid or illegal, such invalidity or illegality shall not invalidate the whole Agreement, but it shall be construed as if not containing the invalid or illegal part or parts and the rights and obligations of the parties shall be construed and enforced accordingly.

g.    Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, in the case of the Company by its duly authorized officer, as of the date and year written above.

CASEY’S GENERAL STORES, INC.,
an Iowa Corporation

By:    ____________________________
Terry W. Handley
President and Chief Executive Officer

Address:    One SE Convenience Blvd.
Ankeny, Iowa 50021

PARTICIPANT

Signature:        _____________________________

Print Name:        _____________________________

Address:        _____________________________
_____________________________

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